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                                 EXHIBIT 99.1

                  FORM OF PROXY SUBMITTED TO THE STOCKHOLDERS
                                OF THE COMPANY
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PROXY

                                PS GROUP, INC.
                  ANNUAL MEETING _______________ (DAY) (DATE)


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned appoints LAWRENCE A. GUSKE and JOHANNA UNGER and each of them, proxies, with power of substitution, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of PS Group, Inc. called to be held at _________________________________________, at _________________, Los Angeles, California, on _____________________, 1996,
at _________ a.m. local time and all adjournments.




                  (Continued and to be signed on other side.)


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                                                           Please mark your
                                                         votes as indicated  [X]
                                                            in this example

__________________           _____________
ACCOUNT NUMBER                 SHARES


Please specify your choices by marking the appropriate boxes below. If no designation is made, your proxy will be voted FOR Items 1 and 2 and AGAINST
Item 3.

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The Board of Directors Recommends Voting FOR Items 1 and 2

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Item 1 - ELECTION OF DIRECTORS                       WITHHELD FOR: (Write that
         Nominees:                 FOR    WITHHELD   nominee's name in the space
                                                     provided below.)
Charles E. Rickershauser, Jr.      [_]      [_]      ___________________________
Donald W. Killian, Jr.

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The Board of Directors Recommends a Vote AGAINST Item 3

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Item 2 - AGREEMENT AND
PLAN OF REORGANIZATION             FOR    AGAINST   ABSTAIN

                                   [_]      [_]       [_]

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Item 3 - STOCKHOLDER               FOR    AGAINST   ABSTAIN
PROPOSAL
(To be voted upon if properly      [_]      [_]       [_]
presented at the meeting.)

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Item 4 - By executing this proxy,
the undersigned hereby authorizes
the proxy holders to vote upon such
other business as may properly come
before the meeting or any adjournment
thereof, as to which the undersigned
hereby confers discretionary authority
upon said proxies.


IMPORTANT: Please sign exactly as
name or names appear hereon.  If
signed as executor, trustee or other
fiduciary, give your full title as
such.


Dated: _______________________, 1996

____________________________________
            Signature

____________________________________
            Signature


   I PLAN TO ATTEND THE MEETING  [_]


        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                 NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.A.